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                                                                    EXHIBIT 23.1

The Board of Directors
SignalSoft Corporation:

We consent to the use of our report included herein, and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Boulder, CO
April 12, 2000